Exhibit 99.2 Creation of GreenBox to Bring Symbotic’s Technology Platform to Warehouse-as-a-Service July 24, 2023

Disclaimer Cautionary Notes This presentation (together with the information and data contained herein, “Presentation”) is for informational purposes only. No representations or warranties, express or implied, are given in, or in respect of, this Presentation or otherwise with respect to Symbotic, its affiliates or the transactions described herein (the “Transactions”). Forward Looking Statements This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but are not limited to, our expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Symbotic is under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward- looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Symbotic has filed or will file from time to time with the SEC. In addition to factors previously disclosed in Symbotic’s filings with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the Transactions; business disruption following the Transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements entered into in connection with the Transactions; the effect of the announcement of the Transactions on Symbotic's or SoftBank’s business relationships, performance, and business generally; the amount of the costs, fees, expenses and other charges related to the Transactions; and other consequences associated with joint ventures and legislative and regulatory actions and reforms. Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or consider the projections to be a reliable prediction of future events. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This Presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. All subsequent written and oral forward-looking statements concerning Symbotic, the proposed Transactions or other matters and attributable to Symbotic or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Use of Data The data contained herein is derived from various internal and external sources. The data involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to the data. Further, no representation or warranty is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Symbotic assumes no obligation to update the information in this Presentation. Trademarks and Trade Names Symbotic and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with Symbotic or any of its affiliates, or an endorsement or sponsorship by or of Symbotic or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the TM, SM or ® symbols, but such references are not intended to indicate, in any way, that Symbotic, its affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names.

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$500B+ GreenBox Opportunity

Foundational Platform Technology Advantage Underpins GreenBox's Economic Model and Customer Value Proposition

GreenBox Customer Value Proposition

Productivity and Economic Value
Speed, accuracy and efficiency drives lower cost per case

Flexible Access to Leading Automation
Scalable, multi-tenant access lowers barriers to adoption

SKU Agility and Inventory Optimization
Enables servicing greater SKU complexity and customer demands

GreenBox's Foundational Advantage

Symbotic's Platform Technology
Unrivaled system speed, throughput and accuracy

Scaled Network
Global network of automated warehouses

JV Partner Expertise
Deep expertise across warehouse automation technology

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GreenBox Joint Venture Overview Symbotic SoftBank Ownership Ownership GreenBox Purchase of Systems and Annual Recurring Software GreenBox Automated Warehouse A GreenBox Automated Warehouse B GreenBox Automated Warehouse C Symbotic’s Platform Technology Symbotic’s Platform Technology Symbotic’s Platform Technology Third Party Customers (Single and Multi-Tenant) 5 5 5 | | | © © © S S Sy ym ym mbotic botic, botic, Inc. Inc. Inc. A A A ll ll ll Righ Righ Rights ts ts Re Re Rese serve serve rved d d | | | P Propr Propr roprie iet iet ta a ary ry ry and and and Co Co Confid nfid nfid ee e n n n tia tia tia lll

GreenBox Enables Significant New Incremental TAM for Symbotic

Broader Access

To Symbotic technology and associated efficiencies demanded by customers

Customer Proof Points

GreenBox creates another powerful customer proof point for Symbotic

Long-Term Customer

First step in potential longer-term relationship with GreenBox symbotic

"In-House"

$432B[1]

One-time system sales in operator-owned warehouses

GreenBox

"Outsourced"

$500B+[2]

Incremental annual warehouse-as-a-service opportunity

Attractive Tailwinds

Puts Symbotic at the center of growing logistics outsourcing trend

Cost Effective and Scalable

Enables attractive variable consumption model for customers

Provides Competitive Edge

Enables leading efficiency and accuracy for broader customer segment

GreenBox Offers Solution to Meet Customer Demand for Symbotic Systems on Alternative Consumption Model

[1] *Current Symbotic SAM represents the aggregate across SAM-1 (U.S. general merchandise, ambient food & grocery, apparel), SAM-2 (U.S. CPG non-food, home improvement, auto parts, 3PL, non-ambient food) and SAM-3 (remaining U.S. verticals, all Canadian & European verticals), based on third-party consultant estimates.* [2] *Annual U.S. case throughput based on third-party consultant estimates.*

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GreenBox Enhances Value for Symbotic Shareholders

- ✓ Addresses Broader Global Market Opportunity
- ✓ Enables Fastest and Most Efficient Market Penetration
- ✓ Predictable, Recurring Revenues at Higher Margins
- ✓ Strong Potential Economic Returns via 35% Ownership of GreenBox

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GreenBox Contract and Financial Benefits

- **Summary of Contract**
  - GreenBox committed to purchase approximately ~$7.5 billion systems
  - Incremental backlog contribution approximately $11 billion, including annual recurring software
  - 6-year obligation to order systems with first order expected in FY2024
  - Systems priced on a cost-plus basis at improved Symbotic margins
- **Financial Benefits to Symbotic**
  - Extends growth trajectory of existing $12 billion backlog
  - Expect first system revenue to start in FY2024
  - Annual recurring software revenue per system begins once systems are operational
  - After Symbotic's initial $35 million pro rata capital contribution, the contract is expected to be accretive to Symbotic's annual free cash flow

Illustrative Symbotic / GreenBox Transactions


#1
35% Capital Contributions
#2
Systems and Annual Recurring Software
#3
Parts and Services
Symbotic
GreenBox
Revenue for Systems and Annual Recurring Software
#4
Revenue for Parts and Services
#5
35% of Regular Shareholder Distributions
#6

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Significant Recurring Revenue Opportunities for Symbotic

Illustrative Revenue Waterfall to Symbotic Over Time Under GreenBox Contract



Time
Long Term
Dollars
35% Economic Ownership in GreenBox
GreenBox Distributions
System 6
System 5
System 4
System 3
System 2
System 1
System Revenue
Recurring Revenue
Non-Recurring Revenues
Recurring Revenue (Software + Parts & Services)
Regular Distributions from GreenBox

Note that timing of parts and services revenue, as well as GreenBox distributions, are illustrative only.

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Expected Operational Timeline of GreenBox

GreenBox Milestones

GreenBox Distributions

2023

Board / management appointed

Sourcing initial warehouses

Initial customer and partner discussions

2024

Secure customer commitments

Place first Symbotic system order

2026

First system operational

Symbotic Milestones

Transaction announced

Initial capital contribution

July 2023

2024

Commence recognizing systems revenue from GreenBox

Subsequent capital contributions (expected cash flow from customer contract to exceed contributions)

2026

Commence recognizing annual recurring software revenue from GreenBox

35% of Ongoing GreenBox Economics

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Transformative Warehouse-as-a-Service Offering

Brings Symbotic to a Broader Customer Universe

Unlocks $500B+ TAM

Extends Backlog by $11B

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Joint Venture Key Facts

- Symbotic's exclusive global warehouse-as-a-service partner
- Three-person Board of Managers: one nominated by each of Symbotic and SoftBank and one independent manager
- Intend to regularly distribute excess cash flow
- Management independent from Symbotic and SoftBank
- May consider capital structure optimization over time, including potential debt financing alternatives, which would reduce future member capital contributions
- Symbotic investment accounted under the equity method
- 2% of Symbotic stock on a fully-diluted basis issued to SoftBank in warrants that vest with contract milestones and full funding of SoftBank commitment; 6-year term at 45 trading day VWAP strike price[1]
- SoftBank has purchased approximately 17.8 million Symbotic shares in 100% secondary sale from Rick Cohen at Symbotic's 45 calendar day VWAP as of May 26, 2023[2]

[1] *Symbotic's 45 trading day volume-weighted average price as of July 21, 2023 is $41.9719*
[2] *Symbotic's 45- calendar day volume-weighted average price as of May 26, 2023 is $28.05*

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